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Exhibit 99.1

PRESS RELEASE

Fidelity National Financial, Inc. and Black Knight Financial Services, Inc. Announce Signing of

Formal Agreements Related to Previously Announced Tax-Free Plan to Distribute Shares of

Black Knight Financial Services, Inc. Common Stock

        Jacksonville, Fla.—(June 9, 2017)—Fidelity National Financial, Inc. ("FNFI") and Black Knight Financial Services, Inc. (NYSE:BKFS) today announced the signing of formal agreements related to the previously announced tax-free distribution (the "Distribution Plan") in which FNFI intends to distribute all 83.3 million shares of Black Knight Financial Services, Inc. ("Black Knight") common stock that it currently owns to FNF Group (NYSE:FNF) stockholders.

        Under the Distribution Plan, Black Knight Holdings, Inc. ("BKHI") will contribute all of its shares of Black Knight Class B common stock and Black Knight Financial Services, LLC membership interests into a newly-formed subsidiary, New BKH Corp. ("New BKH"), in exchange for all of the shares of New BKH common stock. BKHI will then distribute to FNFI all of the shares of New BKH common stock, which will then be distributed to FNF stockholders by FNFI. Immediately following the distribution of New BKH common stock to FNF stockholders, New BKH and Black Knight will each merge in stock-for-stock transactions with two separate, newly-formed subsidiaries of Black Knight Holdco Corp. ("New Black Knight"), which will be a newly-established public holding company for Black Knight. In the mergers, FNF stockholders will ultimately receive a total of 83.3 million shares of New Black Knight common stock, or approximately 0.305551 shares for each share of FNF common stock that they own. The remaining holders of Black Knight's common stock (other than New BKH) will receive one share of New Black Knight for each share of Black Knight Class A common stock they own. Black Knight currently has approximately 154.2 million shares, in the aggregate, of Class A and Class B common stock outstanding. FNFI currently has approximately 272.7 million shares of FNF common stock outstanding and, at the conclusion of the Distribution Plan, New Black Knight will have shares outstanding equal in amount to the Black Knight shares outstanding immediately prior to the conclusion of the transactions. The Distribution Plan is expected to be tax-free to all existing FNF and Black Knight stockholders.

        FNFI has received a private letter ruling from the Internal Revenue Service relating to the tax-free treatment of the distribution of the Black Knight shares. The Distribution Plan is subject to filing and acceptance of the registration statements for the Black Knight distribution with the Securities and Exchange Commission; receipt of required regulatory approvals; Black Knight stockholder approval (including the approval of Black Knight's stockholders other than FNFI and its subsidiaries and their respective directors and officers); and other customary closing conditions. The distribution is expected to close in the third quarter of 2017.

        The agreements relating to the Distribution Plan have been approved by the Board of Directors of both FNFI and Black Knight. The Board of Directors of Black Knight acted following the recommendation of a Special Committee comprised of two independent directors of Black Knight. The Special Committee retained independent financial and legal advisors, Goldman Sachs & Co. LLC and Kirkland & Ellis LLP, to advise the Special Committee.

About Fidelity National Financial, Inc.

        Fidelity National Financial, Inc. is organized into two groups, FNF Group (NYSE: FNF) and FNFV Group (NYSE: FNFV). FNF is a leading provider of title insurance, technology and transaction services to the real estate and mortgage industries. FNF is the nation's largest title insurance company through its title insurance underwriters—Fidelity National Title, Chicago Title, Commonwealth Land Title, Alamo Title and National Title of New York—that collectively issue more title insurance policies than any other title company in the United States. FNF also provides industry-leading mortgage technology solutions and transaction services, including MSP®, the leading residential mortgage servicing technology platform in the U.S., through its majority-owned subsidiaries, Black Knight Financial Services and ServiceLink Holdings. FNFV holds majority and minority equity investment stakes in a number of entities, including American Blue Ribbon Holdings, LLC, Ceridian HCM, Inc. and Del Frisco's Restaurant Group, Inc. More information about FNF and FNFV can be found at www.fnf.com.

About Black Knight Financial Services, Inc.

        Black Knight Financial Services, Inc. (NYSE:BKFS) is a leading provider of integrated technology, data and analytics solutions that facilitate and automate many of the business processes across the mortgage life-cycle.

        Black Knight is committed to being a premier business partner that lenders and servicers rely on to achieve their strategic goals, realize greater success and better serve their customers by delivering best-in-class technology, services and insight with a relentless commitment to excellence, innovation, integrity and leadership. For more information on Black Knight, please visit www.bkfs.com.

Forward-Looking Statements

        This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding both FNFI's and Black Knight's ("our" or "we") expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on our individual management's beliefs, as well as assumptions made by, and information currently available to, our individual management. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: our ability to successfully consummate the Distribution Plan; uncertainties as to the timing of the Distribution Plan; uncertainties as to the approval of Black Knight's stockholders required in connection with the Distribution Plan; the possibility that the closing conditions to the Distribution Plan may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; the risk that stockholder litigation in connection with the Distribution Plan may affect the timing or occurrence of the Distribution Plan or result in significant costs of defense, indemnification and liability; changes in general economic, business and political conditions, including changes in the financial markets; transaction costs; diversion of management's time and attention in connection with the Distribution Plan; and other risks detailed in the "Statement Regarding Forward-Looking Information," "Risk Factors" and other sections of each of our Form 10-K and other filings with the Securities and Exchange Commission.

Additional Information and Where to Find It

        This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the proposed transaction, New BKH and New Black Knight will file registration statements with the Securities and Exchange Commission ("SEC"). New Black Knight's registration statement will also include a proxy statement which will be sent to the Black Knight stockholders in connection with their vote required in connection with the transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENTS/PROSPECTUSES AND PROXY STATEMENTS AND ANY OTHER RELEVANT DOCUMENTS, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge from the SEC's website, www.sec.gov. These documents (when they are available) can also be obtained free of charge from the respective companies by directing a written request to Fidelity National Financial, Inc., 601 Riverside Avenue, Jacksonville, Florida 32204, Attention: Investor Relations, Telephone: 904-854-8100.

Participants in a Solicitation

        The directors and executive officers of FNF, Black Knight and other persons may be deemed to be participants in the solicitation of proxies in respect of proposals to approve the transaction. Information regarding the directors and executive officers of FNF and Black Knight is available in their respective definitive proxy statements, both of which were filed with the SEC on April 26, 2017. Free copies of this document may be obtained as described in the preceding paragraph.

        FNF—G

        SOURCES: Fidelity National Financial, Inc. and Black Knight Financial Services, Inc.

        FNF CONTACT: Daniel Kennedy Murphy, Senior Vice President and Treasurer, 904-854-8120, dkmurphy@fnf.com

        Black Knight CONTACTS: Investors—Kirk Larsen, 904-527-4470, kirk.larsen@bkfs.com and Media—Michelle Kersch, 904-854-5043, michelle.kersch@bkfs.com

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  Exhibit 99.1
Fidelity National Financial, Inc. and Black Knight Financial Services, Inc. Announce Signing of Formal Agreements Related to Previously Announced Tax-Free Plan to Distribute Shares of Black Knight Financial Services, Inc. Common Stock